UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT





PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    March 1, 1999




                           Meredith Corporation
         (Exact name of registrant as specified in its charter)



                    Iowa                1-5128          42-0410230
      (State or other jurisdiction   (Commission     (I.R.S. Employer
          of incorporation)          File Number)   Identification No.)



    1716 Locust Street, Des Moines, Iowa                50309-3023
  (Address of principal executive offices)              (ZIP Code)



  Registrant's telephone number, including area code  515 - 284-3000
















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Item 2.  Acquisition or Disposition of Assets.

On March 1, 1999, Meredith Corporation (the Company) acquired the assets of WGNX-TV, the CBS affiliate serving the Atlanta market. As part of the transaction, Meredith purchased the assets of KCPQ-TV, a FOX affiliate serving the Seattle market, for $380 million from Kelly Television Co. The assets of KCPQ-TV were then transferred to Tribune Company in exchange for the assets of WGNX-TV and $10 million. The net cost of the acquisition of WGNX-TV was approximately $370 million which management believes approximates the fair value of the assets acquired based on current market conditions. The acquisition was financed by a $200 million variable rate unsecured credit agreement with a group of seven banks and the sale of $200 million in fixed rate unsecured Senior Notes to five insurance companies. The bank credit agreement requires periodic principal payments with the final payment due on May 1, 2004. The Senior Notes mature in three installments between March 2005 and March 2006. The Company intends to continue the operation of WGNX-TV as a CBS network-affiliated television station.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

(b)  Pro forma financial information.

     It is impractical to provide the required financial statements and pro forma financial information as of this date. The required financial statements and pro forma financial information will be filed as a Form 8-K/A with the Commission as soon as practicable, but not later than May 16, 1999, as required.

(c)  Exhibits

     (2.1) Kelly Television Co. Agreement and Plan of Merger among Kelly Television Co., J. S. Kelly L.L.C., G. G. Kelly L.L.C., Robert E. Kelly, Meredith Corporation and KCPQ Acquisition Corp. dated as of August 21, 1998. (Incorporated herein by reference to Exhibit 2.1 to the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1998.)

     (2.2) Asset Exchange Agreement dated August 21, 1998 among Tribune Broadcasting Company, WGNX Inc., Meredith Corporation and KCPQ Acquisition Corp., with respect to KCPQ (TV), Seattle, Washington and WGNX (TV), Atlanta, Georgia. (Incorporated herein by reference to Exhibit 2.2 to the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1998.)

     (4.1) $200 million Note Purchase Agreement dated as of March 1, 1999 among Meredith Corporation, as issuer and seller, and named purchasers.

     (4.2) $200 million Credit Agreement dated as of December 10, 1998, among Meredith Corporation, and certain banks specified therein, for whom Wachovia Bank, N.A., is acting as Agent. (Incorporated herein by reference to Exhibit 2 to the Company's Quarterly Report on Form 10-Q for the period ended December 31, 1998.)

     (99)  Press release dated March 1, 1999 issued by Meredith Corporation.

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










                               SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              MEREDITH CORPORATION
                              Registrant



                                 (Stephen M. Lacy)
                                  Stephen M. Lacy
                      Vice President - Chief Financial Officer
                              (Principal Financial and
                                 Accounting Officer)






Date:  March 15, 1999






















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                                  Exhibit Index



       Exhibit #
       ---------


         (2.1) Kelly Television Co. Agreement and Plan of Merger among Kelly Television Co., J. S. Kelly L.L.C., G. G. Kelly L.L.C., Robert
                E. Kelly, Meredith Corporation and KCPQ Acquisition Corp. dated as of August 21, 1998. (Incorporated herein by reference to Exhibit 2.1 to the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1998.)

         (2.2) Asset Exchange Agreement dated August 21, 1998 among Tribune Broadcasting Company, WGNX Inc., Meredith Corporation and KCPQ Acquisition Corp., with respect to KCPQ (TV), Seattle, Washington and WGNX (TV), Atlanta, Georgia. (Incorporated herein by reference to Exhibit 2.2 to the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1998.)

         (4.1) $200 million Note Purchase Agreement dated as of March 1, 1999 among Meredith Corporation, as issuer and seller, and named purchasers.*

         (4.2) $200 million Credit Agreement dated as of December 10, 1998, among Meredith Corporation, and certain banks specified therein, for whom Wachovia Bank, N.A., is acting as Agent. (Incorporated herein by reference to Exhibit 2 to the Company's Quarterly Report on Form 10-Q for the period ended December 31, 1998.)

         (99)   Press release dated March 1, 1999 issued by Meredith
                Corporation.








               *Supplementary schedules to the Note Purchase Agreement are not included in this Form 8-K filing. Copies of any of the schedules and exhibits to this Note Purchase Agreement will be furnished supplementary to the Commission upon request.